              THE AMERICAN HERITAGE FUND, INC.                              [AMERICAN HERITAGE FUND LOGO]

                                                                            1370 Avenue of the Americas
              Heiko Thieme                                                  New York City, NY 10019
              Chairman                                                      Phone: (212) 397-3900
                                                                            Fax: (212) 397-4036

July 2001

To our valued shareholders,

Our fiscal year 2001 has not produced the desired results, although on several occasions we were the leading fund in performance among all mutual funds of the United States. Our turnover was extremely low, as we continued to focus on very few stocks, two of which we have held over seven years. This rather unusual strategy is based on the view that our key holdings have a well above average appreciation potential. Needless to say, there are significant risks in such a narrow approach of investing.

Senetek PLC, by far our largest position, is presently distributing its skin care product Kinetin with The Body Shop and Revlon. While profitability did not occur in the calendar year 2000, Senetek is hopeful that towards the end of this year it can be achieved.

The expense ratio, which in substantial part is a function of the size of the fund, has increased. We have taken steps to reduce our costs.

The U.S. Economy is going through the weakest phase in 10 years and will at best avoid a classical recession this summer by a hair. By year-end, however, I expect better growth and earnings. Hopefully, our investments will benefit from those developments. Stock selection and patience will remain the key to our strategy. Those who are interested in our overall investment approach and analysis can obtain a free copy of my monthly newsletter 'The Viewpoint' which has been published since 1979.

Our next conference call will be on Wednesday, October 3rd at 4:30 P.M. I intend to discuss our strategy and will take your questions. The toll free number is 1-800-659-8292.

We would like to advise you that our new transfer agent is: Mutual Shareholder Services LLC; 8869 Brecksville Road, Suite C; Brecksville, OH 44141.

Thank you for your continuing confidence.

Yours sincerely,


Heiko Thieme

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2001
                 ---------------------------------------------

              ASSETS
Investments in securities, at
  value (Cost $11,712,535)
  (Note 3)........................  $  2,016,691
Dividends and interest
  receivable......................         6,480
Prepaid expenses and other
  receivables.....................         6,200
                                    ------------

  TOTAL ASSETS....................     2,029,371
                                    ------------

           LIABILITIES
Accrued expenses and other
  liabilities.....................        55,940
                                    ------------

  TOTAL LIABILITIES...............        55,940
                                    ------------

            NET ASSETS
Net Assets (equivalent to $0.18
  per share based on 11,097,215
  shares of capital stock
  outstanding)....................  $  1,973,431
                                    ------------
                                    ------------
Composition of net assets:
Shares of common stock............  $    110,972
Paid in capital...................    59,265,700
Accumulated net investment loss...    (4,182,472)
Accumulated net realized loss on
  investments.....................   (43,524,925)
Net unrealized depreciation on
  investments.....................    (9,695,844)
                                    ------------

    NET ASSETS,
      May 31, 2001................  $  1,973,431
                                    ------------
                                    ------------

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 2001
                 ---------------------------------------------

                              Number of
                               Shares       Value
----------------------------------------------------
        COMMON STOCKS & WARRANTS  -  94.62%
BANKING & FINANCE  -  0.00%
Kouri Capital Group,
  Inc.*+....................    200,000   $        0
                                          ----------

BIOTECHNOLOGY  -  80.80%
Direct Therapeutics,
  Inc.*+....................    160,000       48,000
Senetek PLC Sponsored
  ADR*^.....................  1,464,300    1,581,444
                                          ----------
                                           1,629,444
                                          ----------

COMMUNICATION & EQUIPMENT  -  0.00%
Millicom International
  Cellular S.A. Rights*^+...     27,100            0
                                          ----------

CONSUMER PRODUCTS  -  .91%
Group Sense International
  Ltd.*.....................    440,000       18,334
                                          ----------

ENTERTAINMENT & LEISURE  -  0.00%
Gold Star International, Inc
  Units*^+..................      5,000            0
                                          ----------

MEDICAL TECHNOLOGY  -  12.89%
A D M Tronics Unlimited,
  Inc.*.....................  2,000,000      260,000
Medtrack, Inc.*+............    300,000            0
                                          ----------
                                             260,000
                                          ----------
RETAILERS  -  0.02%
Massimo da Milano, Inc.^....    149,322          448
                                          ----------

TOTAL COMMON STOCKS & WARRANTS
  (Cost 11,454,070).........               1,908,226
                                          ----------

   The accompanying notes are an integral part of these financial statements.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 2001
                                  (Continued)
                 ---------------------------------------------

                              Number of
                               Shares       Value
----------------------------------------------------
             PREFERRED STOCKS  -  0.00%
Medtracks Inc Pf B+
  (Cost $0).................     30,000   $        0
                                          ----------

             BONDS AND NOTES  -  0.00%
International Fast Food
  G-Bond 9%, due 12/15/2007
  (Cost $150,000)...........    150,000            0
                                          ----------

          SHORT TERM INVESTMENTS  -  5.38%
Firstar Treasury Fund
  (Cost $108,465)...........    108,465      108,465
                                          ----------

TOTAL SECURITIES
(Cost $11,712,535)..........              $2,016,691
                                          ----------
                                          ----------

* Non-income producing security.

^ Foreign security.

+ Illiquid security.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 2001
                 ---------------------------------------------

INVESTMENT INCOME:
Dividends..........................  $     2,622
Interest...........................       14,047
                                     -----------
TOTAL INVESTMENT INCOME............       16,669
                                     -----------

EXPENSES:
Investment advisory fees
  (Note 2).........................       36,650
Audit fees.........................       42,001
Insurance expense..................       40,749
Legal fees.........................       40,000
Administration fees................       32,799
Fund accounting fees...............       32,500
Transfer agent fees................       29,999
Rent...............................       29,999
Postage and printing...............       21,502
Registration fees and expenses.....       12,001
Directors' fees....................       10,001
Custodian fees.....................        6,500
Miscellaneous......................        2,363
Taxes..............................          500
                                     -----------
TOTAL EXPENSES.....................      337,564
                                     -----------
Net investment loss................     (320,895)
                                     -----------

NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain (loss) from
  investment transactions..........     (311,675)
Net change in unrealized
  appreciation (depreciation) on
  investments......................     (447,991)
                                     -----------
Net realized and unrealized gain
  (loss) on investments............     (759,666)
                                     -----------
Net increase (decrease) in net
  assets resulting from
  operations.......................  $(1,080,561)
                                     -----------
                                     -----------

   The accompanying notes are an integral part of these financial statements.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 ---------------------------------------------

                             YEAR ENDED MAY 31,
                          ------------------------
                             2001          2000
                             ----          ----
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment loss.....  $  (320,895)  $ (337,560)
Net realized gain (loss)
  from investment
  transactions..........     (311,675)     765,288
Net change in unrealized
  depreciation on
  investments...........     (447,991)    (468,807)
                          -----------   ----------
Net decrease in net
  assets resulting from
  operations............   (1,080,561)     (41,079)
                          -----------   ----------
Distributions to
  shareholders:
  Net investment
    income..............            0            0
  Net realized gains on
    investments.........            0            0
Capital share
  transactions
  (Note 7)..............     (419,774)    (833,568)
                          -----------   ----------
  Net decrease in net
    assets..............   (1,500,335)    (874,647)

NET ASSETS:
Beginning of year.......    3,473,766    4,348,413
                          -----------   ----------
End of year.............  $ 1,973,431   $3,473,766
                          -----------   ----------
                          -----------   ----------

   The accompanying notes are an integral part of these financial statements.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2001
                 ---------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The American Heritage Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting principles of the Fund are as follows:

SECURITY VALUATIONS

The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on the exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

OPTION WRITING

When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.
NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTION

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100 million average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. For the year ended May 31, 2001,

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2001
                                  (Continued)
                 ---------------------------------------------

AHMC received $36,650 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko
H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. For the year ended May 31, 2001, the Fund reimbursed AHMC $29,999 for the use of its office space.

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $32,799 for the year ended May 31, 2001.

NOTE 3. INVESTMENTS

For the year ended May 31, 2001, purchases and sales of investment securities other than short-term investments aggregated $19,315 and $776,093, respectively. As of May 31, 2001, the gross unrealized appreciation for all securities totaled $449 and the gross unrealized depreciation for all securities totaled $9,696,293, or a net unrealized depreciation of $9,695,844. The aggregate cost of securities for federal income tax purposes at May 31, 2001, was $11,712,535.

NOTE 4. RESTRICTED SECURITIES AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provisions of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2001
                                  (Continued)
                 ---------------------------------------------

NOTE 5. CARRYOVERS

At May 31, 2001, the Fund had net capital loss carryforwards of approximately $46,389,000, expiring in 2002 through 2008 and net operating loss carryforwards of approximately $4,141,000, expiring in 2001 through 2016.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of May 31, 2001, the total par value and paid in capital totaled $59,376,673.

Transactions in capital stock were as follows:

                         FOR THE YEAR ENDED       FOR THE YEAR ENDED
                            MAY 31, 2001             MAY 31, 2000
                       ----------------------   ----------------------
                         SHARES      AMOUNT       SHARES      AMOUNT
                         ------      ------       ------      ------
Shares sold..........       7,049   $   1,400      523,154   $ 121,933
Shares issued in
 reinvestment of
 dividends...........           0           0            0           0
Shares redeemed......  (1,654,398)   (421,174)  (3,304,083)   (955,501)
                       ----------   ---------   ----------   ---------
Net decrease.........  (1,647,349)  $(419,774)  (2,780,929)  $(833,568)
                       ----------   ---------   ----------   ---------
                       ----------   ---------   ----------   ---------

NOTE 8. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by the members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. The amount of the outstanding shares of the Fund has been rapidly diminishing since 1994.

The Plaintiff made a motion to permit the action to proceed as a class action and in which the Plaintiff would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994. On August 1, 1997, the Court denied the Plaintiff's Motion. If the Plaintiff were to appeal the Court's denial and if he were to prevail on the appeal as well as the merits of his case, our potential loss could be as much as $25 million, which is substantially more than our assets.

After conferring with our special counsel, we concluded that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon our belief, we have not established a reserve for potential losses other than the expense of our defense. We have vigorously defended the action and intend to continue to do so if the Plaintiff proceeds. Our officers and directors are entitled to be indemnified by us to the full extent permitted by law.

The Fund has borne no expenses related to the above litigation for the year ended May 31, 2001. As of May 31, 2001, the Fund has recovered a total of $193,873 from its insurance carrier relating to prior years expenses.

On August 4, 1995, the Fund commenced an action against Kouri Capital Group, Inc. ('KCG') and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued, thereby and sold to the Fund for $4,400,000. Mr. Kouri personally guaranteed such obligation of KCG. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims, which would declare their obligations to the Fund to

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2001
                                  (Continued)
                 ---------------------------------------------

have been terminated and to obtain damages in excess of $4,400,000. The Fund, after conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counter claims. Upon agreement of the parties, the action has been dismissed without prejudice.

The Fund has borne all expenses related to the above litigation. For the year ended May 31, 2001, there were no expenses relating to the litigation which were borne by the Fund.

NOTE 9. LIQUID SECURITIES AND CERTAIN OTHER RELATED PARTY TRANSACTIONS

Based solely on the reported trading volume, the Fund's investments in the securities of Senetek PLC (Senetek) and ADM Tronics Unlimited, Inc (ADM), which represented 80% and 13% of the Fund's net assets on May 31, 2001, respectively, would not be considered to be liquid. The Fund, however, has determined that the investments are liquid primarily based on reported trading volume and an offer from The Global Opportunity Fund Limited (Global) to purchase up to 1,000,000 shares of the Fund's 1,464,300 shares of Senetek and up to 1,500,000 of the Fund's 2,000,000 shares of ADM at the market price at the time of the purchase. Global is a foreign company. Heiko H. Thieme is the chief executive officer of both Global and the Fund and makes the investment decisions for both of them. Global's offer will remain open until written notification of the withdrawal of the offer is received from Global or the offer is accepted by the Fund. Global has agreed that any litigation with respect to the offer be brought in the courts of New York County in the State of New York or the U.S. District Court for the Southern District of New York and agreed to waive any jurisdictional defense or any defense to the effect the offer and acceptance of it is not enforceable in accordance with its terms. There were no transactions during the fiscal year ended May 31, 2001 between the Fund and Global.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                      FOR THE FISCAL YEARS ENDED MAY 31,
                                       ----------------------------------------------------------------
                                          2001         2000         1999         1998          1997
                                       ----------   ----------   ----------   -----------   -----------
Net asset value, beginning of
  period.............................  $     0.27   $     0.28   $     0.93   $      0.83   $      0.76
Income (loss) from investment
  operations:
    Net investment income (loss).....       (0.07)       (0.04)       (0.04)        (0.04)        (0.03)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................       (0.02)        0.03        (0.61)         0.14          0.10
                                       ----------   ----------   ----------   -----------   -----------
Total from investment operations.....       (0.09)       (0.01)       (0.65)         0.10          0.07
Less distributions:
    Dividends (from net investment
      income)........................          --           --           --            --            --
    Distributions (from capital
      gains).........................          --           --           --            --            --
                                       ----------   ----------   ----------   -----------   -----------
Net asset value, end of period.......  $     0.18   $     0.27   $     0.28   $      0.93   $      0.83
                                       ----------   ----------   ----------   -----------   -----------
                                       ----------   ----------   ----------   -----------   -----------
Total return.........................    (33.33)%      (3.57)%     (69.89)%        12.05%         9.21%
Net assets, end of period............  $1,973,431   $3,473,766   $4,348,413   $16,890,738   $18,126,591
Ratio of expenses to average net
  assets.............................      11.53%        8.37%        8.88%         5.85%         6.42%
Ratio of net loss to average net
  assets.............................    (10.96)%      (7.90)%      (8.67)%       (4.08)%       (4.97)%
Portfolio turnover rate..............          1%          13%       1,528%        1,180%          470%

   The accompanying notes are an integral part of these financial statements.

                               [LARSONALLEN LOGO]

              16 Sentry Park West, Suite 310, Blue Bell, PA 19422
              215/643-3900, Fax 215/643-4030, www.larsonallen.com

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
The American Heritage Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The American Heritage Fund, Inc., including the schedule of investments in securities, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights and related ratios/supplemental data for the year ended May 31, 2001. These financial statements, and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements, and the financial highlights and related ratios/supplemental data based on our audit. The financial statements for the year ended May 31, 2000 and the financial highlights and related ratios/supplemental data for each of the four periods ended May 31, 2000 were audited by Mathieson Aitken Jemison, LLP, who merged with Larson, Allen, Weishair & Co., LLP as of January 1, 2001, whose auditor's report dated July 24, 2000, expressed an unqualified opinion.

We conducted our audit in accordance with U. S. generally accepted auditing standards. Those standards require that we plan and perform to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights and related ratios/supplemental data. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. An audit also includes assessing the principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of The American Heritage Fund, Inc. as of May 31, 2001, the results of its operations, the changes in its net assets and the financial highlights and related ratios/supplemental data for the year then ended, in conformity with U. S. generally accepted accounting principles.

LARSON ALLEN WEISHAIR & CO., LLP

July 19, 2001

                                                                        THE
                                                                        AMERICAN
                                                                        HERITAGE
                                             [AMERICAN HERITAGE LOGO]   FUND, INC.
                                           -------------------------------------------
                                                                        ANNUAL REPORT
                                                                        May 31, 2001

                                           This report and the financial
                                           statements contained herein are
                                           submitted for the general information
                                           of shareholders and are not
                                           authorized for distribution to
                                           prospective investors unless preceded
                                           or accompanied by an effective
                                           prospectus. Nothing herein contained
                                           is to be considered an offer of sale
                                           or solicitation of an offer to buy
                                           shares of The American Heritage Fund,
                                           Inc. Such offering is made only by
                                           prospectus, which includes details as
                                           to offering price and other material
                                           information.

    THE AMERICAN HERITAGE FUND, INC.
    1370 Avenue of the Americas
    New York, NY 10019

    ADDRESS CORRECTION REQUESTED